                                                                   EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of National Processing, Inc. of our report dated January 23, 2002, with respect to the consolidated financial statements of National Processing, Inc. and subsidiaries included in its Annual Report on Form 10-K for the year ended December 31, 2001.

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

Registration Statement              Description                                 Shares Registered
--------------------------------------------------------------------------------------------------------------
Form S-8 (333-53345)             National Processing Company, Inc.
                                 Nonemployee Directors Stock
                                 Option Plan                                       200,000

Form S-8 (333-53347)             National Processing Company, Inc.
                                 1996 Stock Option Plan                          4,000,000

Form S-8 (333-43556)             National Processing Company, Inc.
                                 2000 Stock Option Plan                          5,000,000


Form S-3 (333-58958)             National City Savings & Investment Plan            60,000
                                 National City Savings & Investment Plan No. 2
                                 National City Savings & Investment Plan No. 3

Pre-Effective Amendment          National City Savings & Investment Plan
No. 1 to Form S-3                National City Savings & Investment Plan No. 2
(333-58958)                      National City Savings & Investment Plan No. 3

Form S-8 (333-71534)             National Processing. Inc.
                                 2001 Restricted Stock Plan                         500,000

POS-AM (333-58958)               National City Savings & Investment Plan
                                 National City Savings & Investment Plan No. 2
                                 National City Savings & Investment Plan No. 3

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                              /s/ ERNST & YOUNG LLP



Cleveland, Ohio
February 18, 2002